INCOME TAXES - Disclosure of detailed information about unrecognized deductible temporary differences and unused tax losses for no deferred tax asset recognized (Details) - CAD ($) $ in Thousands	Aug. 31, 2021	Aug. 31, 2020
Major components of tax expense (income) [abstract]
Deductible temporary differences	$ 31,803	$ 17,348
Tax losses	191,607	102,183
Temporary differences for which deferred tax liabilities have not been recognised	$ 223,410	$ 119,531